                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|
Check the appropriate box:
|_| Preliminary proxy statement      |_| Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive proxy statement
|_| Definitive additional materials
|_| Soliciting material under Rule 14a-12

                                   NYFIX, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

                                   NYFIX, INC.
                              Stamford Harbor Park
                                333 Ludlow Street
                               Stamford, CT 06902

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  June 4, 2001

                                ----------------


To the Shareholders of NYFIX, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of NYFIX, Inc. (the "Company") will be held on Monday, June 4, 2001 at 10:00 A.M., local time, at Stamford Harbor Park, 333 Ludlow Street, Stamford, CT 06902 for the following purposes:

     1. To elect four (4) directors to the Board of Directors to a one year term;

     2.   To adopt the Company's 2001 Stock Option Plan ("the Plan").

     3. To ratify the appointment of Deloitte & Touche LLP as auditors of the Company for the year ending December 31, 2001; and

     4. To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 10, 2001 as the record date for the Meeting. Only shareholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors.




                                          Richard A. Castillo
                                          Secretary

Stamford, Connecticut
April 30, 2001

                              2001 PROXY STATEMENT

                                ----------------

                                   NYFIX, INC.
                              Stamford Harbor Park
                                333 Ludlow Street
                               Stamford, CT 06902

                                ----------------

                         ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON MONDAY, JUNE 4, 2001

     This Proxy Statement is furnished to shareholders of NYFIX, Inc., a New York corporation (the "Company"), in connection with the solicitation, by order of the Board of Directors of the Company, of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") to be held on June 4, 2001 at 10:00 A.M., local time, at the principal executive offices of the Company located at Stamford Harbor Park, 333 Ludlow Street, Stamford, CT 06902, and at all adjournments thereof. The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. This Proxy Statement and enclosed proxy card will be first mailed to the shareholders of the Company on or about May 4, 2001, accompanied by the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

     As indicated in the Notice of Annual Meeting of the Shareholders, the Meeting has been called to (1) elect four (4) directors to the Board of Directors for the ensuing year, (2) adopt the Company's 2001 Stock Option Plan,
(3) ratify the appointment of Deloitte & Touche LLP as auditors of the Company for the year ending December 31, 2001 and (4) consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.


                            PROXIES AND VOTING RIGHTS

     Only shareholders of record at the close of business on April 10, 2001 (the "Record Date") are entitled to notice of and to vote at the Meeting. The voting securities of the Company issued and outstanding on the Record Date consisted of 25,544,043 shares (the "Shares") of common stock, par value $.001 per share (the "Common Stock"), entitling the holders thereof to one vote per Share. There was no other class of voting securities of the Company outstanding on such date. The presence at the Meeting in person or by proxy of a majority of the votes of Shares entitled to vote is required for a quorum.

     Approval of the proposal for the election of directors requires the affirmative vote of a plurality of the votes cast at the Meeting by holders of shares entitled to vote on such proposal. Approval for each of the other proposals being submitted to the shareholders requires the affirmative vote of a majority of the votes cast in favor of or against such proposals at the Meeting by the holders of shares entitled to vote on such proposals.

     Broker "non-votes" and the Shares as to which a shareholder abstains are included for purposes of determining whether a quorum of Shares is present at a meeting. A broker "non-vote" occurs when a nominee holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Neither broker "non-votes" nor abstentions are included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations.

     All proxies delivered pursuant to this solicitation may be revoked by the person executing the same at any time prior to the time they are voted. A proxy may be revoked by notice in writing received at the office of the Company,
Attention: Secretary, by execution of a subsequent proxy or by attendance and voting in person at the Meeting. Attendance at the meeting will not automatically revoke the proxy. If not revoked, the Shares represented thereby will be voted at the Meeting or at any adjournment thereof. All proxies will be voted in accordance with the instructions specified thereon. If no specification is indicated on the proxy, the Shares represented thereby will be voted (i) FOR the election of the persons nominated as Directors and (ii) FOR the approval of the 2001 Stock Option Plan and (iii) FOR the appointment of Deloitte & Touche LLP as auditors of the Company for the year ended December 31, 2001 and (iv) at the discretion of the proxy holders on any other matters that may properly come before the Meeting.

     All expenses in connection with the solicitation will be borne by the Company. The Company has retained the services of Mellon Shareholder Services to assist in the solicitation of proxies, who will receive a fee from the Company for services rendered of approximately $6,000 plus out-of-pocket expenses. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company may also solicit proxies by telephone, telegraph, or in person, without additional compensation. The Company will, upon request, reimburse brokerage houses and persons holding Shares in the names of their nominees for their reasonable expenses in sending proxy material to their principals.

                               SECURITY OWNERSHIP

     The following table sets forth information concerning ownership of the Company's Shares, as of the Record Date, by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding Shares,
(ii) each director and nominee for election as a director, (iii) each of the executive officers named in the Summary Compensation Table below and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the Company believes that each shareholder has sole voting power and sole dispositive power with respect to the Shares beneficially owned by him.


                                                                Number of
                                                                    Shares
                                                                Beneficially      Percentage of Shares
         Name and Address of Beneficial Owner                        Owned      Beneficially Owned (1)
         ------------------------------------                   --------------- ----------------------
Peter Kilbinger Hansen                                           2,444,663 (2)          9.3%
333 Ludlow Street
Stamford, CT  06902

Jerome Belson                                                    1,467,500 (3)          5.7%
495 Broadway 6th Floor
New York, NY  10012

Carl E. Warden                                                    721,440 (4)           2.8%

Lars Kragh                                                        696,375 (5)           2.7%

Richard A. Castillo                                                62,250 (6)           *

George O. Deehan                                                     0 (7)              0

William J. Lynch                                                   10,000 (8)           *

All executive officers and directors as a group (6 persons)         3,934,728           14.8%

----------------

*   Less than 1%

(1) The applicable percentage of ownership for each beneficial owner is based on 25,544,043 Shares of Common Stock outstanding as of the Record Date. Shares of Common Stock issuable upon exercise of options, warrants or other rights beneficially owned that are exercisable within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights but are not deemed outstanding for computing the percentage ownership of any other person.

(2) Includes warrants and options to purchase 56,250 and 763,125 shares, respectively, of Common Stock held by Mr. Hansen, all of which are currently exercisable. Does not include 462,500 shares of Common Stock issuable upon exercise of options which are not currently exercisable.

(3) Includes 277,000 shares of Common Stock held by The Jerome Belson Foundation, of which Mr. Belson is the trustee. Does not include an aggregate of 231,000 shares of Common Stock held by certain adult family members of Mr. Belson.

(4) Includes 45,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(5) Includes 218,250 shares of Common Stock issuable upon exercise of currently exercisable options. Does not include 63,000 shares of Common Stock issuable upon exercise of options which are not currently exercisable.

(6) Includes 17,250 shares of Common Stock issuable upon exercise of currently exercisable options. Does not include 37,750 shares of Common Stock issuable upon exercise of options which are not currently exercisable.

(7) Does not include 30,000 shares of Common Stock issuable upon exercise of options which are not currently exercisable.

(8) Includes 10,000 shares of Common Stock issuable upon exercise of currently exercisable options. Does not include 20,000 shares of Common Stock issuable upon exercise of options which are not currently exercisable.


                                   MANAGEMENT

     The directors and executive officers of the Company are as follows:

Name                        Age           Position
----                        ---           --------

Peter Kilbinger Hansen      40            President, Chief Executive Officer and
                                            Chairman of the Board of Directors

Richard A. Castillo         43            Chief Financial Officer and Secretary

Lars Kragh                  40            Chief Information Officer

George O. Deehan            58            Director

William J. Lynch            58            Director

Carl E. Warden              62            Director

     The principal occupation for the past five years and current public directorships of each of the directors and executive officers is as follows:

Peter Kilbinger Hansen, the founder of the Company, has served as its President, Chief Executive Officer, and Chairman of the Board of Directors since the commencement of the Company's operations in June 1991. Mr. Hansen also serves as a member of the Compensation Committee of the Board of Directors. Prior to founding the Company, Mr. Hansen served for three years as director of banking systems of Business Line A/S, a Danish company, where he installed more than 30 online telex-trading systems. Prior thereto, for more than three years Mr. Hansen was the Sales and Marketing Director for Mark Computer Systems, responsible for developing the business idea for and launching its network broker communication system. Mr. Hansen holds a degree in Economics from Neil's' Brock Business School of Copenhagen and an associated degree in economics from the Copenhagen University of Language and Economics.

Richard A. Castillo, Chief Financial Officer and Secretary, joined the Company in November 1998. Prior to that, he held positions in long-term financial management roles involving strategic planning, business analysis and operations responsibility. Mr. Castillo served a ten year tenure with American Airlines where, in addition to budgetary responsibilities, he was directly involved in significant logistical and operational functions. One of Mr. Castillo's most significant roles at American Airlines was that of Controller for the Dallas Fort Worth and Chicago Airports, which combined represented a $500 million operation. Prior to that, Mr. Castillo served in various financial capacities for six years with Datapoint, a networking technology company. Mr. Castillo, a Certified Public Accountant, earned a Masters of Business Administration in Finance and Marketing from the University of Texas and a Bachelor of Business Administration in Accounting from the University of Texas at San Antonio.

Lars Kragh, Chief Information Officer, has served in various technology positions with the Company since its inception in 1991. Mr. Kragh is currently directly responsible for the management of all network and infrastructure operations of the Company. Prior to joining the Company, Mr. Kragh developed network systems for the banking industry involving numerous system integrations with global market data providers. Mr. Kragh also developed an accounting and ticketing system for SAS-Airlines and a PC Network Communication System for the shipping industry. Mr. Kragh has developed integration software that is utilized in the daily operations of more than 300 companies in Europe, the Far East and the United States. Mr. Kragh earned a Masters of Science in Electrical Engineering from the Danish University of Technology.

George O. Deehan has served as a Director of the Company since August 2000. Mr. Deehan serves as a member of the Audit Committee and as a member of the Compensation Committee of the Board of Directors. Mr. Deehan has been president and chief executive officer of Advanta Leasing Services, the business equipment leasing unit of Advanta Business Services, since August 1998. In this position, Mr. Deehan is responsible for overseeing strategic planning, systems integration and national marketing and sales initiatives for the leasing products. Prior to joining Advanta, Mr. Deehan served as president and chief operating officer of Information Technology Services for AT&T Capital. As chief operating officer, he helped AT&T to launch a worldwide outsourcing business which managed customers' computer network systems. Mr. Deehan earned a bachelor's degree from Lenoir-Rhyne College.

William J. Lynch has served as a Director of the Company since June 2000. Mr. Lynch serves as Chairman of the Audit Committee of the Board of Directors. Since January 2001, Mr. Lynch has been a venture partner of Catterton Partners, a private equity fund. From 1996 through December 2000, Mr. Lynch served as Managing Director of Capstone Partners, LLC, a venture capital firm. Mr. Lynch also serves as a director of Edgewater Technologies, a publicly traded company.

Carl E. Warden has served as a Director of the Company since August 1993. Mr. Warden also serves as Chairman of the Compensation Committee and a member of the Audit Committee of the Board of Directors. Mr. Warden has been a self-employed private investor for more than five years. Mr. Warden received his BBA from the Freeman School of Business at Tulane University.

     None of the Directors or executive officers has been involved in material legal proceedings during the last five years in which he has been a party adverse to or has had a material interest adverse to the Company.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     The By-Laws of the Company (the "By-Laws") provide that the Company shall have not less than two nor more than seven directors, with the exact number to be fixed by the Board of Directors of the Company from time to time. The Board of Directors of the Company presently consists of five members and is being reduced to four members. All four nominees for election at the Meeting are currently directors of the Company, and will serve, subject to the provisions of the By-Laws of the Company, until the next annual meeting of the shareholders and until the election and qualification of their successors or until their prior death, resignation or removal. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any nominee not be a candidate at the time of the Meeting (a situation which is not now anticipated), proxies may be voted in favor of the remaining nominees and may also be voted for a substitute nominee selected by the Board of Directors.

     The names of the nominees for director are Peter Kilbinger Hansen, George
O. Deehan, William J. Lynch and Carl E. Warden.

     See "Management" for information regarding each of the nominees for director.

Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ABOVE-NAMED NOMINEE DIRECTORS OF THE COMPANY. The proxy enclosed herewith will be voted FOR the above-named nominee directors of the Company unless the shareholder specifically votes against any or all of the nominee directors, or abstains from voting on this matter.

Directors' Meetings and Compensation

     The Board of Directors meets on a regularly scheduled basis and met seven times during 2000. The Board of Directors has assigned certain responsibilities to committees. The Audit Committee, which met five times during 2000, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the recommendation of auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of the auditors and the Company's accounting practices. The members of the Audit Committee, all of whom are independent as independence is defined in Rule 4200(a)(15) of the NASD listing standards, currently are William J. Lynch (Chairman), George O. Deehan and Carl E. Warden. The Audit Committee has adopted a written Audit Committee Charter that is attached hereto as Appendix A. The Compensation Committee, which met once during 2000, recommends, reviews and oversees the salaries, benefits and stock option plans of the Company's employees, consultants, directors and other individuals compensated by the Company. The members of the Compensation Committee are Carl E. Warden (Chairman), Peter Kilbinger Hansen and George O. Deehan. From time to time, the members of the Board of Directors act by unanimous written consent pursuant to the laws of the State of New York. No incumbent director failed to participate in at least 75% of all meetings of the Board of Directors and the committees on which he served during the past fiscal year.

     As compensation for their services as members of the Board of Directors for 2000, and pursuant to a formula plan, certain Board members received options to purchase shares of Common Stock at an exercise price equal to the closing price of the Common Stock on the date of grant. The options granted to existing Board members at the beginning of 2000 (exercisable into an aggregate of 90,000 shares of Common Stock) vest in two equal portions on December 31, 2000 and June 1, 2001, so long as the director completes service for such respective years. One director added during 2000 was granted options exercisable into 30,000 shares on June 2, 2000, and another director added during 2000 was granted options exercisable into 30,000 shares on August 10, 2000. Both such grants vest ratably over a three-year period on the anniversary of such grants, provided that the director completes service for such periods. No director compensation was granted in 1999 or 1998. Non-employee directors are reimbursed for reasonable expenses in connection with serving as a director and member of a committee.

Compensation Committee Interlocks and Insider Participation

     None of our executive officers or directors serve as a member of the board of directors or compensation committee of any other company that has one or more executive officers or directors serving as a member of our Board of Directors or Compensation Committee.

Report of the Audit Committee of the Board of Directors

     In accordance with its written charter adopted by the Company's Board of Directors, the Audit Committee of the Board of Directors (the "Audit Committee") assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls. The Audit Committee reviewed with the independent auditors their audit plan and audit scope.

     The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), and, with and without management present, discussed and reviewed the independent auditors' examination of the financial statements.

     The Audit Committee reviewed the audited financial statements of the Company as of and for the year ended December 31, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussions with the independent auditors, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board concurred with such recommendation.

       William J. Lynch          George O. Deehan          Carl E. Warden


                             EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

     The following table provides certain information, for the years ended December 31, 2000, 1999 and 1998, respectively, concerning compensation awarded to, earned by or paid to the chief executive officer of the Company ("CEO") and
(ii) the two most highly compensated executive officers of the Company other than the CEO whose salary and bonus exceeded $100,000 with respect to the fiscal year ended December 31, 2000 and who were employed by the Company on December 31, 2000 (the "Named Executive Officers"). Other than the Named Executive Officers, no other executive officer received compensation in excess of $100,000 for the year ended December 31, 2000.


                           SUMMARY COMPENSATION TABLE

                                                                                             Long-Term
                                                      Annual Compensation                  Compensation
                                                      -------------------                  ------------
                                                                      Other Annual          Securities
            Name and                         Salary       Bonus       Compensation      Underlying Options
       Principal Position         Year        ($)          ($)           ($)(1)              (Shares)
       ------------------         ----        ---          ---           ---                 --------
  Peter K. Hansen,                2000      $150,000        -               -                 545,000
  President and Chief             1999      $134,519        -               -                 67,500
      Executive Officer           1998      $115,000        -               -                    -

  Richard A. Castillo,            2000      $129,712        -               -                 15,000
  Chief Financial Officer         1999      $115,000        -               -                 11,250
                                  1998      $ 11,058        -               -                 67,500

  Lars Kragh,                     2000      $139,654        -               -                    -
  Chief Information Officer       1999      $121,815      $1,000            -                 56,250
                                  1998      $110,000      $5,000            -                    -
---------------

(1) The aggregate amount of perquisites and other personal benefits paid to each of the individuals listed on this table did not exceed the lesser of ten percent (10%) of such officer's annual salary and bonus for each fiscal year indicated or $50,000.


Option Grants in Fiscal Year 2000

     The following table sets forth information regarding stock options granted to the Named Executive Officers during the year ended December 31, 2000. These grants are also reflected on the Summary Compensation Table above.



                           Number of      Percentage of
                           Securities     Total Options    Exercise                   Potential Realizable Value at
                           Underlying       Granted to    Price Per                   Assumed Annual Rates of Stock
                         Stock Options    Employees in       Share     Expiration          Price Appreciation
         Name             Granted (#)          2000         ($)(1)         Date           for Stock Options(2)
         ----             -------              ----         ------         ----           -----------------
                                                                                        5% ($)          10% ($)
                                                                                        --              ---
Peter K. Hansen           345,000 (3)         17.2%         $14.75       01/25/10     $3,200,315       $8,109,941

Peter K. Hansen           200,000 (4)         10.0%         $33.00       06/05/10     $4,150,740      $10,518,420

Richard A. Castillo        15,000 (5)          0.7%         $14.75       01/25/10       $139,144         $352,606
-------------

(1) The exercise price of the options granted was equal to the fair market value of the underlying common stock on the date of grant.

(2) The potential realizable value portion of the foregoing table illustrates values that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded annual rates of appreciation on our common stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, non-transferability or differences in vesting periods. Regardless of the theoretical value of an option, its ultimate value will depend upon the market value of our common stock at a future date, and that value will depend on a variety of factors, including the overall condition of the stock market and our results of operations and financial condition. There can be no assurance that the values reflected in this table will be achieved.

(3) Represents options to purchase shares of Common Stock granted on January 25, 2000. The options granted vest 22,500 on December 31, 2000, 150,000 on January 25, 2001, 22,500 on June 1, 2001 and 150,000 on January 25, 2002.

(4) Represents options to purchase shares of Common Stock granted on June 5, 2000. The options granted vest 100,000 on June 5, 2003 and 100,000 on June 5, 2004.

(5) Represents options to purchase shares of Common Stock granted on January 25, 2000. The options granted vest 6,000 on January 25, 2001, 4,500 on January 25, 2002 and 4,500 on January 25, 2003.


Aggregated Option Exercises in Last Fiscal Period and Fiscal Year-End Option Values



                                                            Number of
                                                      Securities Underlying        Value of Unexercised
                           Shares                    Unexercised Options at       In-the-Money Options at
                         Acquired on      Value          Fiscal Year-End            Fiscal Year-End (1)
         Name             Exercise      Realized        (E)          (U)            (E)            (U)
         ----             --------     ---------        ---          ---            ---            ---
Peter K. Hansen
            Options           -             -          478,125       747,500     $10,185,961      $7,990,782
            Warrants          -             -           56,250          -         $1,201,359        -

Richard A. Castillo
            Options          22,500       $537,500      11,250        37,500       $ 193,984       $ 615,782

Lars Kragh
            Options           -             -          154,125       127,125      $3,336,524      $2,655,461

---------------------

(E) - Exercisable
(U) - Unexercisable

(1) Options are "in-the-money" if the market price of a share of Common Stock on December 31, 2000 exceeded the exercise price of such options. The value of such options is calculated by determining the difference between the aggregate market price of the Common Stock underlying the options on December 31, 2000 and the aggregate exercise price of such options. The closing price of a share of Common Stock on December 31, 2000 as reported on the Nasdaq Stock Market's National Market was $24.1875.

Employment Agreements

     Mr. Hansen serves as the Company's President and Chief Executive Officer pursuant to the terms of an employment agreement, dated January 1, 1991. This agreement was for a term of five years and renews automatically on January 1 of each year thereafter as mutually agreed upon. Pursuant to the terms of the agreement, Mr. Hansen is paid a base salary plus such bonus or additional compensation as the Board of Directors or Compensation Committee deems appropriate. Effective June 7, 1999, the Board of Directors set Mr. Hansen's base salary at $150,000. In addition, Mr. Hansen is entitled to receive a sales commission of 7.5% of the gross sales of any products of the Company which are sold through his direct sales efforts. In the event Mr. Hansen is terminated by the Company for any reason other than a material breach by him of the agreement, he is entitled to receive an amount equal to four times his then current base salary and prorated payment of any bonus, cash or stock earned.

     Mr. Castillo serves as the Company's Chief Financial Officer pursuant to the terms of an employment agreement, dated November 4, 1998. This agreement is for a term of one year and renews automatically on November 23 of each year thereafter as mutually agreed upon. Pursuant to the terms of the agreement, Mr. Castillo is paid a base salary plus such bonus or additional compensation as the Board of Directors or Compensation Committee deems appropriate. Effective January 1, 2001, the Board of Directors set Mr. Castillo's base salary at $150,000.

     Mr. Kragh serves as the Company's Chief Information Officer pursuant to the terms of an employment agreement, dated January 1, 1991. This agreement was for a term of five years and renews automatically on January 1 of each year thereafter as mutually agreed upon. Pursuant to the terms of the agreement, Mr. Kragh is paid a base salary plus such bonus or additional compensation as the Board of Directors or Compensation Committee deems appropriate. Effective January 1, 2001, the Board of Directors set Mr. Kragh's base salary at $175,000.

2000 Compensation Committee Report on Executive Compensation:

     General

     The Compensation Committee determines the cash and other incentive compensation, if any, to be paid to the Company's executive officers and key employees. Messrs. Warden, Hansen and Deehan serve as members of the Compensation Committee. The Compensation Committee is responsible for the administration and award of stock options under the Company's Amended and Restated Incentive and Nonqualified Stock Option Plan. Both Messrs. Deehan and Warden are non-employee directors of the Company, as defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended. Mr. Warden serves as Chairman of the Compensation Committee. The Compensation Committee met once during the fiscal year ended December 31, 2000.

     Compensation Philosophy

     The Compensation Committee's executive compensation philosophy is to base management's pay, in part, on achievement of the Company's annual and long-term performance goals, to provide competitive levels of compensation, to recognize individual initiative, achievement and length of service to the Company, and to assist the Company in attracting and retaining qualified management. The Compensation Committee also believes that the potential for equity ownership by management is beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value. The Company has not established a policy with regard to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     Salaries

     Base salaries for the Company's executive officers are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions at other comparable companies. Base salary compensation of executive officers is reviewed annually by the Compensation Committee, and recommendations of the Compensation Committee in that regard are acted upon by the Board of Directors. Annual salary adjustments are determined by evaluating the competitive marketplace; the performance of the Company; the performance of the executive; the length of the executive's service to the Company and any increased responsibilities assumed by the executive. The Company places itself between the low and medium levels in determining salaries compared to the other comparable businesses.

     Stock Option and Other Plans

     The Company awarded Messrs. Hansen and Castillo options to purchase 545,000 and 15,000 shares of common stock, respectively, in 2000. The exercise prices for the options ranged from $14.75 to $33.00. It is the philosophy of the Compensation Committee that stock options should be awarded to employees of the Company to promote long-term interests between such employees and the Company's stockholders through an equity interest in the Company and assist in the retention of such employees. The Compensation Committee also considered the amount and terms of options previously granted to executive officers. The Compensation Committee believes the potential for equity ownership by management is beneficial in aligning management's and stockholders' interest in the enhancement of stockholder value. Participation in incentive plans is offered, pursuant to their terms, to provide incentive to executive officers to contribute to corporate growth and profitability.

     Mr. Hansen was the Company's President and Chief Executive Officer in 2000, with an annual salary of $150,000. Mr. Castillo was Chief Financial Officer of the Company with an annual base salary of $130,000. Mr. Kragh was Executive Vice President - Research & Development of the Company with an annual base salary of $140,000. As described in the Employment Agreements section above, all of the named executives' annual base salaries are determined by contract. In determining such amount for Mr. Hansen, the Board of Directors considered the responsibilities performed by him as President and Chief Executive Officer of the Company, his performance in managing and directing the Company's operations, his efforts in assisting the Company to improve its capital base and financial condition, a competitive assessment of survey data of other comparable companies as it relates to the Company's performance versus other comparable companies, and the evaluation of the other factors described in "Salaries" above. In determining such amount for the other named executives, the Board of Directors considered the responsibilities performed by them in their capacities with the Company, their performance in carrying out those responsibilities, a competitive assessment of survey data of comparable positions in other comparable companies, and the evaluation of the other factors described in "Salaries" above.


     Carl E. Warden             Peter K. Hansen            George O. Deehan

Common Stock Performance: The following graph compares, for each of the fiscal years indicated, the yearly percentage change in the Company's cumulative total stockholder return on the Company's Common Stock with the cumulative total return of (a) the Standard and Poor's 500 Index, a broad equity market index, and (b) the Nasdaq Computer Index.












                      [PERFORMANCE GRAPH - TO BE INSERTED]
















------------------------------------------------------------------------------
                             1995    1996    1997    1998     1999    2000
                             ----    ----    ----    ----     ----    ----
------------------------------------------------------------------------------
S&P 500 Index                 100     123     164     211     255       232
------------------------------------------------------------------------------
NYFIX, INC.                   100      88     151     176     830     1,062
------------------------------------------------------------------------------
Nasdaq Computer  Index        100     152     188     231     412       871
==============================================================================

     There can be no assurance that the Common Stock's performance will continue with the same or similar trends depicted in the graph above.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On December 1, 2000, the Company loaned $70,000 to Richard A. Castillo, the Company's Chief Financial Officer. The proceeds of the loan were used to pay the Company the purchase price of an option he exercised for 22,500 shares of Common Stock (at an exercise price of $3.11 per share). The loan bears interest at 7.5% per annum and is secured by the 22,500 shares.

     On December 13, 1999, the Company loaned $70,000 to Mr. Castillo. The proceeds of the loan were used to pay to the Company the purchase price of an option he exercised for 22,500 shares of Common Stock (at an exercise price of $3.11 per share). This loan bears interest at 6% per annum and is secured by the 22,500 shares. The outstanding balance of principal plus interest on the loans to Mr. Castillo, as of December 31, 2000, was $144,865.

     On June 30, 1999, the Company loaned $16,875 to Peter K. Hansen, the Company's President and Chief Executive Officer. The proceeds of the loan were used to pay the Company the purchase price of an option he exercised for 16,875 shares of Common Stock (at an exercise price of $1.00 per share). This loan bears interest at 6% per annum and is secured by the 16,875 shares. The outstanding balance of principal plus interest on the loan as of December 31, 2000 was $18,403.

     On December 31, 1996, the Company also loaned $50,000 to Mr. Hansen. The proceeds of such loan were used to pay the Company the purchase price of an option he exercised for 112,500 shares of Common Stock (at an exercise price of $0.44 per share). This loan bears no interest and is secured by the 112,500 shares. The outstanding balance of principal on the loan as of December 31, 2000 was $50,000.

     In addition, on December 30, 1997, the Company loaned $230,000 to Mr. Hansen. The proceeds of the loan were used to pay the Company the purchase price of an option he exercised for 258,750 shares of Common Stock (at an exercise price of $0.89 per share). This loan originally bore interest at 6% per annum and is secured by the 258,750 shares. This loan was renewed on December 30, 2000, at an interest rate of 7.5% per annum. The outstanding balance of principal plus interest on the loan as of December 31, 2000 was $271,533. Mr. Hansen had an aggregate of $185,030 in travel and salary advances at December 31, 2000.

     On December 30, 1997, the Company loaned $150,000 to Lars Kragh, the Company's Chief Information Officer. The proceeds of the loan were used to pay the Company the purchase price of an option he exercised for 168,750 shares of Common Stock (at an exercise price of $0.89 per share). This loan originally bore interest at 6% per annum and is secured by the 168,750 shares. This loan was renewed on December 30, 2000, at an interest rate of 7.5% per annum. The outstanding balance of principal plus interest on the loan as of December 31, 2000 was $177,086.

     On July 13, 1998, the Company entered into a three-year $3 million line of credit agreement with a financial institution. The debt is personally secured by Jerome Belson, a beneficial owner of more than 5% of the outstanding Common Stock, and Peter K. Hansen, the Company's Chief Executive Officer and President. In consideration for securing this agreement, Messrs. Belson and Hansen received warrants to purchase 337,500 and 56,250 shares of Common Stock, respectively, at an exercise price of $2.83 per share, which was the market value of a share of Common Stock on the date such warrants were issued. The warrants vested over two years and expire on July 30, 2001. Mr. Belson has exercised all of his warrants and Mr. Hansen has exercised none.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors, and persons who own more than 10% of the Company's outstanding Common Stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company believes that its executive officers, directors, and greater than 10% stockholders complied during the year ended December 31, 2000 with the reporting requirements of Section 16(a).


             PROPOSAL NO. 2 - ADOPTION OF THE 2001 STOCK OPTION PLAN

     On March 13, 2001 the Board of Directors of NYFIX, Inc. adopted the Company's 2001 Stock Option Plan (the "Plan"). The number of shares available under the plan was fixed at 2,000,000. Shares of common stock may be issued under the Plan upon exercise of incentive stock options, as defined in Section 422 of the Internal Revenue Code (the "Code"), and nonqualified stock options.

     The Plan is intended to assist the Company in securing and retaining employees, directors, officers, consultants and advisors (the "Optionees") by allowing them to participate in the ownership and growth of the Company through the grant of incentive and nonqualified stock options. The granting of such options serves as partial consideration for and gives the Optionees an additional inducement to remain in the service of the Company and its subsidiaries and provides them with an increased incentive to work towards the Company's success.

     The Board of Directors believes it is in the Company's and its stockholders' best interests to approve the Plan because it would (i) allow the Company to grant options which facilitate the benefits of the additional incentive inherent in the ownership of Common Stock by the Optionees and helps the Company retain the services of these Optionees and (ii) enable compensation received under the Plan to qualify as "performance-based" for purposes of
Section 162(m) of the Code.

     Section 162(m) of the Code provides that a publicly traded company may not deduct for federal income tax purposes compensation paid to the chief executive officer or any of the four most highly compensated other officers ("Covered Employees") to the extent such compensation exceeds $1,000,000 in any one tax year, unless the payments, among other things, are made based upon the attainment of objective performance goals established by a committee of the Board of Directors, comprised solely of two or more outside directors, and based upon business criteria and other material terms approved by stockholders of such publicly traded company. The Plan is designed so that options may be granted to Covered Employees in a manner considered performance-based and hence fully deductible. If such stockholder approval is not obtained as may be necessary in order to satisfy the requirements of Section 162(m) of the Code, it is possible that options granted under the Plan to Covered Employees may not be fully deductible for federal tax purposes.

Administration

     The Plan will be administered by a Stock Option Committee (the "Committee") appointed by the Board of Directors and comprised of two or more directors that are "Non-Employee Directors" (as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended) and "Outside Directors" (as such term is defined in Section 162(m) of the Code). The Committee will have full authority to select Optionees, determine the terms and conditions of their respective Option Agreements, and to interpret the provisions and supervise the administration of the Plan. The Committee will also make any other determinations necessary or advisable for administration of the Plan. The determinations by the Committee will be final and conclusive. In the event that the Committee is unable to act or if the Committee, at the time of any grant, award or other acquisition under the Plan, does not consist of two or more Non-Employee Directors, or if there is no such committee, then the

Plan shall be administered by the Board of Directors, provided that options granted to the Company's Chief Executive Officer, or to any of the Company's other four most highly compensated officers that are intended to qualify as performance based compensation under Section 162(m) of the Code, may only be granted by the Committee. The Plan will terminate on the tenth anniversary of its effective date, but may be terminated by the Board of Directors at any time before that date.

Stock Reserved for the Plan

     The shares of Common Stock to be issued under the Plan will be either currently authorized but unissued shares of common stock, treasury stock or previously issued shares held by any subsidiary of the Company. A total of 2,000,000 shares of Common Stock shall be subject to the Plan. The number of shares of Common Stock available under the Plan will be subject to adjustment to prevent dilution in the event of a stock split, combination of shares, stock dividend or certain other events. Shares of Common Stock subject to unexercised options that expire, or are terminated prior to the end of the period during which options may be granted, may be subject to future option grants under the Plan.

Options

     Upon the grant of an option to purchase shares of Common Stock to an Optionee, the Committee shall fix the number of shares of the Common Stock that the Optionee may purchase upon exercise of such option and the price at which the shares may be purchased. The option price for all such options shall not be less than 100% of the Fair Market Value (as defined below) of the shares of Common Stock at the time such options are granted; provided, however, that with respect to an incentive stock option in the case of an Optionee, who, at the time such option is granted, owns more than 10% of the voting stock of the Company or its subsidiaries, then the purchase price per share shall be at least 110% of the Fair Market Value. "Fair Market Value" is deemed to be the closing price of a share of Common Stock on such date, on the Nasdaq Stock Market ("Nasdaq"), or if the shares of Common Stock are not listed on Nasdaq, the mean between the closing bid and asked prices of publicly traded shares of the Common Stock in the over-the-counter market, or, if such bid and asked prices are not available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. The aggregate Fair Market Value of shares of Common Stock (determined at the time the incentive stock option is granted) subject to incentive stock options granted to an Optionee under all stock option plans of the Company, and of the Company's subsidiaries (if any), that become exercisable for the first time by such Optionee during any calendar year may not exceed $100,000. The maximum number of shares of Common Stock that may be subject to options granted under the Plan to any individual in any calendar year shall not exceed 1,000,000. Payment of the exercise price for shares of Common Stock subject to options may be made with cash, check or such other instrument as may be acceptable to the Company. Full payment for shares of Common Stock exercised must be made at the time of exercise.

Federal Income Tax Consequences

     Incentive Stock Options. Incentive stock options granted under the Plan are
     -----------------------
intended to be "incentive stock options" as defined by Section 422 of the Code. Under present law, the grantee of an incentive stock option will not realize taxable income upon the grant or the exercise of the incentive stock option and the Company will not receive an income tax deduction at either such time. If the grantee does not sell the shares acquired upon exercise of an incentive stock option within either (i) two years after the grant of the incentive stock option or (ii) one year after the date of exercise of the incentive stock option, the gain upon a subsequent sale of the shares will be taxed as long-term capital gain. If the grantee, within either of the above periods, disposes of the shares acquired upon exercise of the incentive stock option, the grantee will recognize as ordinary income an amount equal to the lesser of (i) the gain realized by the grantee upon such disposition or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. In such event, the Company would be entitled to a corresponding income tax deduction equal to the amount recognized as ordinary income by the grantee. The gain in excess of such amount recognized by the grantee as ordinary income would be taxed as a long-term capital gain or short-term capital gain (subject to the holding period requirements for long-term or short-term capital gain treatment).

     Unless the shares subject to an incentive stock option are subject to a risk of forfeiture at the time the option is exercised, the exercise of the incentive stock option will result in the excess of the stock's Fair Market Value on the date of exercise over the exercise price being included in the Optionee's alternative minimum taxable income (AMTI). If the shares are subject to a risk of forfeiture and are nontransferable, the excess described above will be included in AMTI when the risk of forfeiture lapses or the shares become transferable, whichever occurs sooner. Liability for the alternative minimum tax is complex and depends upon an individual's overall tax situation. Before exercising an incentive stock option, a grantee should discuss the possible application of the alternative minimum tax with his tax advisor in order to determine the tax's impact.

     Non-Qualified Stock Options. Upon exercise of a non-qualified stock option
     ---------------------------
granted under the Plan, the grantee will recognize ordinary income in an amount equal to the excess of the Fair Market Value of the shares received over the exercise price of such shares. That amount increases the grantee's basis in the stock acquired pursuant to the exercise of the non-qualified option. Upon a subsequent sale of the stock, the grantee will incur short-term or long-term gain or loss depending upon his holding period for the shares and upon the shares' subsequent appreciation or depreciation in the value. The Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the grantee upon the grantee's exercise of the option.

     Summary of Tax Consequences. The foregoing outline is no more than a
     ---------------------------
summary of the federal income tax provisions relating to the grant and exercise of options under the Plan and the sale of shares acquired under the Plan. Individual circumstances may vary these results. The federal income tax laws and regulations are constantly being amended, and each participant should rely upon his own tax counsel for advice concerning the federal income tax provisions applicable to the Plan.

Recommendation of the Board of Directors

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2001 OPTION PLAN.


                 PROPOSAL NO. 3 - INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee of the Company's Board of Directors approved a change in the Company's independent accountants for the fiscal year ended December 31, 2000, from Arthur Andersen LLP ("Arthur Andersen") to Deloitte & Touche LLP ("Deloitte & Touche"). Arthur Andersen was dismissed on April 21, 2000 and Deloitte & Touche was engaged on April 27, 2000. The report of Arthur Andersen for each of the three years ended December 31, 1999 contained no adverse opinions, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During each of the three years ended December 31, 1999, and the four month period preceding the dismissal of Arthur Andersen, there were no disagreements between the Company and Arthur Andersen on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with its report. No event described in paragraph (a)(1)(v) of Item 304 of Regulation S-K has occurred within the Company for each of the three years ended December 31, 1999, and the four month period preceding Arthur Andersen's dismissal.

     The Company has provided Arthur Andersen with a copy of the disclosures contained herein.

     The Company did not consult with Deloitte & Touche during each of the three years in the period ended December 31, 1999, and the four month period preceding the dismissal of Arthur Andersen, on any matter which was the subject of any disagreement or any reportable event or on the application of accounting principles to a specified transaction, either completed or proposed.

     The Board of Directors recommends that Deloitte & Touche, independent certified public accountants, be elected independent auditors of the Company for 2001. The recommendation is made on the advice of the Audit Committee composed of non-employee directors (see page 6). Deloitte & Touche is a member of the SEC Practice Section of the American Institute of Certified Public Accountants. A representative of Deloitte & Touche is expected to attend the Annual Meeting, and such representative will have the opportunity to make a statement if he/she so desires and will be available to respond to appropriate questions from shareholders.

     Audit Fees: The aggregate fees billed for professional services for the audit of the Company's annual financial statements for the year ended December 31, 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for the year ended December 31, 2000 was $70,000.

     Financial Information Systems Design and Implementation Fees: None

     All Other Fees: The Company's independent public accountant did not perform any additional services for the Company during the year ended December 31, 2000, except for tax consulting and compliance services for a fee of $17,000, which the Audit Committee determined is compatible with maintaining Deloitte & Touche's independence.


                              SHAREHOLDER PROPOSALS

     Proposals of shareholders intended for presentation at the next Annual Meeting of Shareholders and intended to be included in the Company's Proxy Statement and form of proxy relating to that meeting must be received at the offices of the Company no later than December 27, 2001.


                                  OTHER MATTERS

     The Board of Directors does not know of any matter, other than those described above that may be presented for action at the Meeting. If any other matter or proposal should be presented and should properly come before the meeting for action, the persons named in the accompanying proxy will vote upon such matter or proposal in accordance with their best judgment.

     The Company's Annual Report has not been mailed herewith. If you would like to receive a copy, please contact the Company at (203) 425-8000 and one will be sent to you at no cost.

                                                                      APPENDIX A
                                                                      ----------

                         CHARTER OF THE AUDIT COMMITTEE
                                       OF
                                   NYFIX, INC.

     The Audit Committee (the "Committee") of the Board of Directors of NYFIX, Inc. (the "Corporation") shall assist the Board of Directors in fulfilling its oversight responsibilities with respect to the financial reports and other financial information provided by the Corporation to the stockholders and to the general public, the Corporation's internal controls, and the Corporation's audit, accounting and financial reporting processes generally. The Committee shall serve as an independent and objective monitor of the performance of the Corporation's financial reporting process and system of internal control; review and appraise the audit efforts of the Corporation's independent accountants; and provide for open, ongoing communication among the independent accountant, financial and senior management, and the Board of Directors concerning the Corporation's financial position and affairs. The Committee will report its actions to the Board of Directors with such recommendations as the Committee may deem appropriate. The Committee shall be governed in accordance with the By-Laws of the Corporation as well as have the following powers and duties:

     1. Structure and Composition. The Committee shall be composed of at least
        -------------------------
three independent directors who are all capable of reading, understanding and analyzing financial statements, or who will become financially literate within a reasonable time after being appointed to the Committee. At least one member of the Committee shall have past employment experience in finance or accounting, or any comparable experience or background, which results in that committee member having financial sophistication. The members of the Committee shall elect the Chairman (the "Chairman") from among themselves. The independence of a director shall be determined in accordance with the rules and regulations of the securities market where the Corporation's shares of Common Stock are traded. The duties and responsibilities of a member of the Committee are in addition to those duties generally pertaining to a member of the Board of Directors.

     2. General Financial Oversight. The Committee shall meet with the
        ---------------------------
independent accountants and the principal accounting officers of the Corporation to ascertain that reasonable procedures and controls are followed to safeguard the Corporation's assets and that adequate examinations are made to ensure the reasonableness of the results reported in the financial statements for the fiscal year. Specifically, the Committee shall:

     . Review the financial information contained in the Corporation's Quarterly Report on Form 10-Q prior to its filing with the Securities and Exchange Commission (the "SEC"), the Corporation's earning announcement prior to release, and the results of the independent accountant's review of Interim Financial Information pursuant to SAS 71.

     The Chairman may represent the Committee, either in person or by telephone conference call, for the purpose of this review.

     . Review with management and the independent accountants at the completion of the annual audit and prior to filing the Corporation's annual report on Form 10-K (the "Annual Report") with the SEC, the accuracy and completeness of the following:

          (i) the Corporation's financial statements included in the Annual Report and related footnotes;

          (ii) the independent accountant's audit of the financial statements and their report;

          (iii) any significant changes required in the independent accountant's examination plan;

          (iv) any serious difficulties or disputes with management encountered during the course of the audit; and

          (v) other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards, including discussions relating to the independent accountants' judgment about such matters as to the quality, not just the acceptability, of the Corporation's accounting practices and other items set forth in SAS 61 (Communications with Audit Committees) or other such auditing standards that may in time modify, supplement or replace SAS 61.

     . The Committee will have prepared and reviewed the Audit Committee Report for inclusion in the annual stockholder's meeting proxy statement. The Committee must state whether it:

          (i) has reviewed and discussed the audited financial statements with management;

          (ii) has discussed with the independent accountant the matters required to be discussed by SAS 61, as may be modified, supplemented or replaced;

          (iii) has received the written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 ("ISBS No. 1"), as may be modified or supplemented, and has discussed with the accountant their independence; and

          (iv) has recommended to the Board of Directors, based on the review and discussions referred to in above items (i) through (iii), that the Corporation's financial statements be included in the Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

3. Selection of Independent Accountants. The Committee shall recommend the firm
   ------------------------------------
of independent accountants to be nominated for the ensuing year at the Board of Directors meeting when such action is taken.

     . Before recommending a continuing independent accountant, the Committee shall ensure the receipt for the year of, and review with the independent accountant, a written statement required by ISBS No.1, as may be modified or supplemented, and discuss their continued independence with the accountant. The Committee will recommend that the Board of Directors take appropriate action on any disclosed relationships that may reasonably be brought to bear on the independence of the accountants and satisfy itself that the Corporation has engaged independent accountants as required by the Securities Act of 1933,as amended.

     . Together with the Board of Directors, the Committee shall submit to the stockholders for ratification or rejection at the annual meeting of stockholders the independent accountants selected.

4. Controls, Policies and Procedures Oversight. The members of the Committee
   -------------------------------------------
shall meet from time to time to review accounting policies followed, changes therein, internal and accounting controls, and any issues that may be raised by the independent accountants. At the discretion of the Chairman, the principal accounting officers of the Corporation may be invited to attend the meetings of the Committee with the independent accountants. The Committee may request the independent accountants to report on the adequacy of their examination, their views of the Corporation's internal controls, and on the Corporation's compliance with accepted accounting principles adopted by the accounting profession, as well as the effect of unusual or extraordinary transactions. The Committee shall also be responsible for the following:

     . Obtain the approval of the full Board of Directors of this Charter and shall review and reassess this Charter as conditions dictate, at least on annual basis;

     . Periodically review the adequacy of the Corporation's accounting, financial, and auditing personnel resources.

5. Advice; Legal Representation. The Committee is authorized to confer with the
   ----------------------------
Corporation's management and other employees to whom it may deem necessary or appropriate to fulfill its duties. The Committee is authorized to conduct or authorize investigations into any matter within the Committee's scope of responsibilities. The Committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board of Directors advised as to the nature and extent of such outside advice.

                                                                      APPENDIX B
                                                                      ----------

                                   NYFIX, INC.

                             2001 STOCK OPTION PLAN

     1. Purpose of the Plan.

        This 2001 Stock Option Plan (the "Plan") is intended as an incentive, to retain in the employ of and as employees, directors, officers, consultants and advisors to NYFIX, INC., a New York corporation (the "Company"), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the "Code"), persons of training, experience and ability, to attract new employees, officers, directors, consultants and advisors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

        It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the "Incentive Options") while certain other options granted pursuant to the Plan shall be nonqualified stock options (the "Nonqualified Options"). Incentive Options and Nonqualified Options are hereinafter referred to collectively as "Options."

        The Company intends that the Plan meet the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Code. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

     2. Administration of the Plan.

        The Board of Directors of the Company (the "Board") shall appoint and maintain as administrator of the Plan a Committee (the "Committee") consisting of two or more directors who are "Non-Employee Directors" (as such term is defined in Rule 16b-3) and "Outside Directors" (as such term is defined in
Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3 and 5 hereof, shall have full power and authority to designate recipients of Options, to determine the terms and conditions of respective Option agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

        Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

        In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of Options or Stock as hereinafter defined does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that options granted to the Company's Chief Executive Officer
--------  -------
or to any of the Company's other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

     3. Designation of Optionees.

        The persons eligible for participation in the Plan as recipients of Options (the "Optionees") shall include employees, officers and directors of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries. In selecting Optionees, and in determining the number of shares to be covered by each Option granted to Optionees, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the Optionee or the Optionee's relationship to the Company, the assistance provided to the Company or any Subsidiary by the Optionee, the Optionee's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, and the Optionee's length of service, age, promotions and potential. An Optionee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine.

     4. Stock Reserved for the Plan.

        Subject to adjustment as provided in Section 8 hereof, a total of 2,000,000 shares of the Company's Common Stock, $0.001 par value per share (the "Stock"), shall be subject to the Plan. The maximum number of shares of Stock that may be subject to options granted under the Plan to any individual in any calendar year shall not exceed 1,000,000, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under

Section 162(m) of the Code. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option expire or be canceled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Option be reduced for any reason, the shares of Stock theretofore subject to such Option may be subject to future Options under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

     5. Terms and Conditions of Options.

        Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

        (a) Option Price. The purchase price of each share of Stock purchasable
            ------------
under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided,
                                                                 --------
however, that with respect to an Optionee who, at the time such Incentive Option
-------
is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 7 below. "Fair Market Value" means the closing price of publicly traded shares of Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the Nasdaq Stock Market (if the shares of Stock are regularly quoted on the Nasdaq Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

        (b) Option Term. The term of each Option shall be fixed by the
            -----------
Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

        (c) Exercisability. Options shall be exercisable at such time or times
            --------------
and subject to such terms and conditions as shall be determined by the Committee at the time of grant.

        (d) Method of Exercise. Options to the extent then exercisable may be
            ------------------
exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised) which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. The Committee may authorize the purchase price of the Stock subject to the Option to be loaned to the Optionee by the Company in connection with the exercise of the Option, provided that the Board of Directors has established guidelines for such loans by the Company (including term, whether such loan shall be interest free or the means of determining the interest rate and whether or not such loans shall be collateralized) and the loan authorized by the Committee is in compliance with such guidelines. An Optionee shall have the right to dividends and other rights of a shareholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

        (e) Non-transferability of Options. Options are not transferable and may
            ------------------------------
be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee or (ii) a member of the Optionee's immediate family (or a trust for his or her benefit). Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

        (f) Termination by Death. Unless otherwise determined by the Committee,
            --------------------
if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year after the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

        (g) Termination by Reason of Disability. Unless otherwise determined by
            -----------------------------------
the Committee, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after three (3) months after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such three-month period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

        (h) Termination by Reason of Retirement. Unless otherwise determined by
            -----------------------------------
the Committee at grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of voluntary resignation with the consent of the Board of directors or Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after three (3) months after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such three-month period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option, whichever period is shorter.

        For purposes of this paragraph (h) "Normal Retirement" shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension or retirement plan or if no such plan, age 65, and "Early Retirement" shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension or retirement plan or if no such plan, age 55.

        (i) Other Termination. Unless otherwise determined by the Committee at
            -----------------
grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates for any reason other than as set forth in Sections 5(f),
(g) and (h) above, the Option shall thereupon immediately terminate. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

        (j) Limit on Value of Incentive Option. The aggregate Fair Market Value,
            ----------------------------------
determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

        (k) Transfer of Incentive Option Shares. The stock option agreement
            -----------------------------------
evidencing any Incentive Options granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him upon exercise of an Incentive Option granted under the Plan within the two-year period commencing on the day after the date of the grant of such Incentive Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof and immediately deliver to the Company any amount of United States federal, state and local income tax withholding required by law.

     6. Term of Plan.

        No Option shall be granted pursuant to the Plan on or after the tenth anniversary of the effective date hereof, but Options theretofore granted may extend beyond that date.

     7. Adjustments.

        In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee's proportionate interest shall be maintained as immediately before the occurrence of such event.

        Upon the dissolution or liquidation of the Company or upon a reorganization, merger or consolidation of the Company with one or more entities as a result of which the Company is not the surviving entity, or upon a sale of substantially all of the property or more than eighty percent (80%) of the then outstanding stock of the Company to another entity, the Plan shall terminate and any option theretofore granted hereunder shall terminate, unless provision is made in writing in connection with such transaction for the continuance of the Plan or for the assumption of options theretofore granted, or the substitution for such options of new options covering the stock of a successor, employer, corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan and options theretofore granted shall continue in the manner and under the terms so provided.

        Adjustments under this Section shall be made by the Board of Directors whose determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive. No fractional shares of stock or units or other securities shall be issued under the Plan or any other adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding either upward or downward to the nearest whole share or unit, provided however, that any adjustments under this Section shall be made in such manner as not to constitute a "modification" as defined in Section 425 of the Code.

     8. Purchase for Investment

        Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

     9.  Taxes.

         The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options granted under the Plan with respect to the withholding of any taxes or any other tax matters.

     10. Effective Date of Plan.

         The Plan shall be effective on May 1, 2001, provided however that the Plan shall subsequently be approved by the Company's shareholders not later than the Company's next annual meeting of shareholders following such date.

     11. Amendment and Termination.

         The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee under any Option theretofore granted without the Optionee's consent, and except that no amendment shall be made which, without the approval of the shareholders of the Company, would:

         (a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 7;

         (b) materially increase the benefits accruing to the Optionees under the Plan;

         (c) materially modify the requirements as to eligibility for participation in the Plan;

         (d) decrease the exercise price of an Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

         (e) extend the term of any Option beyond that provided for in Section 5(b).

         The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without the Optionee's consent. The Committee may also substitute new Options for previously granted Options, including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

     12. Government Regulations.

         The Plan, and the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

     13. General Provisions.

         (a) Certificates. All certificates for shares of Stock delivered under
             ------------
the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

         (b) Employment Matters. The adoption of the Plan shall not confer upon
             ------------------
any Optionee of the Company or any Subsidiary any right to continued employment or, in the case of an Optionee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

         (c) Limitation of Liability. No member of the Board or the Committee,
             -----------------------
or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

         (d) Registration of Stock. Notwithstanding any other provision in the
             ---------------------
Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or is, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                   NYFIX, INC.

                     Proxy -- Annual Meeting of Shareholders
                                  June 4, 2001

     The undersigned hereby appoints Peter K. Hansen, George O. Deehan, William
J. Lynch and Carl E. Warden, and each of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of NYFIX, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at Stamford Harbor Park, 333 Ludlow Street, Stamford, Connecticut 06902, on June 4, 2001, at 10:00 A.M. local time, or at any adjournment thereof.

     The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated April 30, 2001, and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED TO ELECT THE NOMINEES AS DIRECTORS, TO APPROVE THE COMPANY'S 2001 STOCK OPTION PLAN AND TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S AUDITORS.

1. To elect the following directors: Peter K. Hansen, George O. Deehan, William J. Lynch and Carl E. Warden, to serve as directors until the next annual meeting of shareholders of the Company and in each case until their successors have been duly elected and qualified.

                 [__] FOR ALL NOMINEES (except as listed below)

                 [__] WITHHELD FROM ALL NOMINEES

     WITHHELD _______________________________________________________________
              To withhold authority to vote for any nominee(s), print name(s) above

2.   To adopt the Company's 2001 Stock Option Plan.

        FOR [___]                 AGAINST [___]              ABSTAIN [___]

3. To ratify the appointment of Deloitte & Touche LLP as auditors of the Company for the year ending December 31, 2001.

        FOR [___]                 AGAINST [___]              ABSTAIN [___]

NOTE: Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer.

Signature:                                                 Date:
           ---------------------------------                    ----------------

Signature:                                                 Date:
           ---------------------------------                    ----------------